UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 2, 2006

APPLIED IMAGING CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-21371	77-0120490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Baytech Drive

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 719-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2006, Applied Imaging Corp., a Delaware corporation (the “Company”) entered into Amendment No. 3 to the Agreement and Plan of Merger (the “Amendment to the Merger Agreement”) with Genetix Group plc, a corporation organized under the laws of the United Kingdom (“Genetix”), and Alpine Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Genetix (“Merger Sub”). The Company’s press release on November 2, 2006 announcing the signing of the Amendment to the Merger Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The Amendment to the Merger Agreement amended the Agreement and Plan of Merger among the Company, Genetix and Merger Sub dated August 31, 2006, as previously amended on October 20, 2006 and October 27, 2006. The Amendment to the Merger Agreement increased the cash consideration payable to the Company’s stockholders in its proposed merger transaction with Genetix from $3.70 per share to $3.80 per share. The Amendment to the Merger Agreement also increased the maximum amount payable to Genetix upon the termination of the proposed merger transaction due to certain circumstances from $1,010,000 to $1,040,000.

The foregoing description of the Amendment to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 3 to the Agreement and Plan of Merger by and among Genetix Group plc, Alpine Merger Corporation and Applied Imaging Corp. dated as of November 2, 2006

99.1	Press release of Applied Imaging Corp. dated November 2, 2006

Additional Information and Where to Find It

In connection with the proposed transaction, Applied Imaging has filed a proxy statement and will be filing relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF APPLIED IMAGING ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Applied Imaging Corp., 120 Baytech Drive, San Jose, CA 95134 (Telephone: (408) 719-6400). In addition, documents filed with the SEC by Applied Imaging are available free of charge at the SEC’s web site at www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Applied Imaging in connection with the transaction, and their interests in the solicitation, will be set forth in the proxy statement of Applied Imaging described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED IMAGING CORP.

By:	/s/ Robin Stracey
Robin Stracey President & Chief Executive Officer

Date: November 3, 2006

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 3 to the Agreement and Plan of Merger by and among Genetix Group plc, Alpine Merger Corporation and Applied Imaging Corp. dated as of November 2, 2006

99.1	Press release of Applied Imaging Corp. dated November 2, 2006

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